UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2020

THE HOWARD HUGHES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34856 (Commission File Number)	36-4673192 (I.R.S. Employer Identification No.)

One Galleria Tower

13355 Noel Road, 22nd Floor

Dallas, Texas 75240

(Address of principal executive offices)

Registrant’s telephone number, including area code:  (214) 741-7744

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common stock, $0.01 par value per share	HHC	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Separation and Release Agreement with Former Chief Executive Officer

As previously disclosed, on September 17, 2020, Paul Layne retired as Chief Executive Officer of The Howard Hughes Corporation (the “Company”) and simultaneously agreed to step down from the Company’s Board of Directors. Pursuant to a Separation and Release Agreement entered into on September 25, 2020, attached hereto as Exhibit 10.1, Mr. Layne and the Company mutually agreed to treat Mr. Layne’s departure as a termination without “cause” effective as of September 17, 2020 under Mr. Layne’s employment agreement with the Company, but, in lieu of the 60-day notice period provided thereunder, the Company will continue to pay Mr. Layne his base salary and permit Mr. Layne to continue participating in the Company’s employee benefit plans through November 16, 2020 (and credit Mr. Layne through such date for purposes of determining the prorated target bonus included in his severance package). Accordingly, subject to his non-revocation of the Separation and Release Agreement, Mr. Layne will be entitled to receive the separation payments and benefits pursuant to a termination without “cause” under his employment agreement (with credit through November 16, 2020 for purposes of calculating the prorated target bonus provided therein as described above), as described under “Employment Agreements with the NEOs—Paul Layne—Severance and Change in Control Benefits—Termination without Cause or for Good Reason” in the Company’s definitive proxy statement filed with the SEC on April 3, 2020, which description is incorporated by reference as though fully set forth herein.

The foregoing summary of the Separation and Release Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Separation and Release Agreement attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
10.1	Separation and Release Agreement, by and between Paul Layne and The Howard Hughes Corporation.

104	Cover Page Interactive Data File. The cover page XBRL tags are embedded within the inline XBRL document (contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 30, 2020

THE HOWARD HUGHES CORPORATION

By:	/s/ Peter F. Riley
Peter F. Riley
Senior Executive Vice President, Secretary and General Counsel

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